                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 1, 2006
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-119328-08                82-0569805
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(State or Other Jurisdiction         (Commission                (IRS Employer
of Incorporation)                    File Number)            Identification No.)

745 Seventh Avenue, New York, New York                              10019
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
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On February 1, 2006, a pooling and servicing agreement dated as of January 11,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"),
Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2006-C1 (the
"LB-UBS Commercial Mortgage Trust 2006-C1"), Commercial Mortgage Pass-Through
Certificates, Series 2006-C1 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-AB, Class
A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F and Class
X-CP (collectively, the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-119328).
The Underwritten Certificates were sold to Lehman Brothers Inc. and UBS
Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of January 20, 2006 (the "Underwriting Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings Inc. ("LBHI") and UBS
Real Estate Investments Inc. ("UBSREI"). The mortgage loans (the "Mortgage
Loans") backing the Underwritten Certificates were acquired by the Registrant from (1) UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of January 20, 2006 between UBSREI, UBS Principal Finance LLC and the
Registrant (the "UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI with respect to the UBSREI Mortgage Loans, (2) LBHI as seller pursuant to a mortgage loan purchase agreement dated as of January 20, 2006 between LBHI and the Registrant
(the "LBHI/Registrant Mortgage Loan Purchase Agreement"), and (3) LUBS Inc.
("LUBS") as seller pursuant to a mortgage loan purchase agreement dated as of
January 20, 2006 between LUBS, LBHI and the Registrant (the "LUBS/Registrant
Mortgage Loan Purchase Agreement"). The Pooling and Servicing Agreement contains representations and warranties made by the Registrant with respect to the LBHI
Mortgage Loans and the LUBS Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

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(c)  Exhibits:

Exhibit No.    Description

1.1            Underwriting Agreement dated as of January 20, 2006 among
               Structured Asset Securities Corporation II as seller, Lehman
               Brothers Inc. and UBS Securities LLC as underwriters and UBS Real
               Estate Investments Inc. and Lehman Brothers Holdings Inc. as
               mortgage loan sellers.

4.1            Pooling and Servicing Agreement dated as of January 11, 2006 among Structured Asset Securities Corporation II as depositor,
               Wachovia Bank, National Association as master servicer, LNR
               Partners, Inc. as special servicer, and LaSalle Bank National
               Association as trustee.

99.1           UBS Mortgage Loan Purchase Agreement dated as of January 20, 2006 between UBS Real Estate Investments Inc. as seller, UBS Principal
               Finance LLC as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

99.2           LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
               January 20, 2006 between Lehman Brothers Holdings Inc. as seller, and Structured Asset Securities Corporation II as purchaser.

99.3           LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
               January 20, 2006 between LUBS Inc. as seller, Lehman Brothers
               Holdings Inc. as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

99.4           Tax Opinion of Sidley Austin LLP, together with consent.

99.5           Legality Opinion of Sidley Austin LLP, together with consent.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 17, 2006

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION II

                                               By: /s/ David Nass
                                                   ------------------------
                                                   Name: David Nass
                                                   Title: Senior Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1            Underwriting Agreement dated as of January 20, 2006 among
               Structured Asset Securities Corporation II as seller, Lehman
               Brothers Inc. and UBS Securities LLC as underwriters and UBS Real
               Estate Investments Inc. and Lehman Brothers Holdings Inc. as
               mortgage loan sellers.

4.1            Pooling and Servicing Agreement dated as of January 11, 2006 among Structured Asset Securities Corporation II as depositor,
               Wachovia Bank, National Association as master servicer, LNR
               Partners, Inc. as special servicer and LaSalle Bank National
               Association as trustee.

99.1           UBS Mortgage Loan Purchase Agreement dated as of January 20, 2006 between UBS Real Estate Investments Inc. as seller, UBS Principal
               Finance LLC as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

99.2           LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
               January 20, 2006 between Lehman Brothers Holdings Inc. as seller, and Structured Asset Securities Corporation II as purchaser.

99.3           LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
               January 20, 2006 between LUBS Inc. as seller, Lehman Brothers
               Holdings Inc. as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

99.4           Tax Opinion of Sidley Austin LLP, together with consent.

99.5           Legality Opinion of Sidley Austin LLP, together with consent.

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